UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 18, 2007

Date of Report (Date of earliest event reported)

Eden Bioscience Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	0-31499	91-1649604

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11816 North Creek Parkway N., Bothell WA	98011-8201

Address of principal executive offices)	(Zip Code)

(425) 806-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

Our Audit Committee engaged Peterson Sullivan PLLC as our independent registered public accounting firm as of April 18, 2007 for the fiscal year ending December 31, 2007. Since January 1, 2005 through April 18, 2007, we did not consult Peterson Sullivan PLLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eden Bioscience Corporation

Dated: April 20, 2007	By:	/s/ Bradley S. Powell

Name: Bradley S. Powell
Title: President and Chief Financial Officer